UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2016 (September 26, 2016)

ANCESTRY.COM LLC
(Exact name of registrant as specified in its charter)

Delaware	333-189129-16	37-1708583
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 W. Traverse Pkwy, Lehi, UT	84043
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 705-7000
Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On September 26, 2016, Ancestry.com LLC (the “Company”) announced that it expects to enter into discussions with certain lenders in connection with potentially entering into new secured credit facilities. The Company expects to use the borrowings under the proposed new secured credit facilities to (i) repay all of the outstanding borrowings under the existing credit facilities of Ancestry.com Inc., the Company's indirect subsidiary, and redeem all of the outstanding principal amount of the 11.00% Senior Notes due 2020 issued by Ancestry.com Inc., the Company's indirect subsidiary, and the 9.625% / 10.375% Senior Notes due 2018 (the "PIK Notes") issued by Ancestry.com Holdings LLC, the parent of the Company (“Parent”), (ii) fund a return of capital to shareholders and (iii) pay related fees and expenses. There is no assurance that the Company will be able to successfully obtain the new secured credit facilities.

In connection with these discussions, the Company is providing the following guidance for the three months ended September 30, 2016:

•	Total revenues are expected to be approximately $217.0 million to $219.0 million.

•	Net income is expected to be approximately $9.5 million to $11.5 million.

•	Adjusted EBITDA is expected to be approximately $77.0 million to $79.0 million.

•	Financing Adjusted EBITDA is expected to be approximately $79.5 million to $81.5 million.

•	Cash and cash equivalents are expected to total approximately $170.0 million as of September 30, 2016.

•
Obligations under long-term debt are expected to total approximately $1,027.7 million as of September 30, 2016. This amount does not include $390.2 million in PIK Notes issued by Parent. While not required, the Company has made and intends to pay future distributions or loans to Parent related to the PIK Notes, provided that such payments are permitted under the Company’s debt covenants.

This guidance does not take into account any potential refinancing transaction that may result from these discussions. This guidance is based on our estimates and currently available information, and is subject to revision as a result of, among other things, the completion of the third quarter and the completion of our financial statements for such period. See “Forward-Looking Statements.”

Use of Non-GAAP Measures
The Company believes that Adjusted EBITDA and Financing Adjusted EBITDA are useful measures of operating performance because they exclude items that the Company does not consider indicative of its core performance. In the case of Adjusted EBITDA, net income is adjusted for interest expense, net; other expense, net; income tax expense; non-cash charges including depreciation, amortization and stock-based compensation expense. In the case of Financing Adjusted EBITDA, Adjusted EBITDA is further adjusted for certain items that are non-operating costs, payment to our sponsors, and other expenses such as employee severance costs and content impairment costs and other items that are not related to the core operations of the Company. However, Adjusted EBITDA and Financing Adjusted EBITDA should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. A reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP measure, is contained in tabular form below.

Our management uses Adjusted EBITDA and Financing Adjusted EBITDA as a measure of operating performance, for planning purposes, including the preparation of our annual operating budget, to allocate resources to enhance the financial performance of our business, to evaluate the effectiveness of our business strategies and in communications with our Operating Committee concerning our financial performance. Adjusted EBITDA has also been used as a financial performance objective in determining the bonus pool under our recent performance incentive programs. Management believes that the use of Adjusted EBITDA and Financing Adjusted EBITDA provide consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. Management believes that it is useful to exclude non-cash charges such as depreciation, amortization and stock-based compensation from Adjusted EBITDA and Financing Adjusted EBITDA because (i) the amount of such non-cash expenses in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of stock-based awards, as the case may be.

The following table presents a reconciliation of expected Adjusted EBITDA to expected net income, the most directly comparable GAAP measure, for the three months ended September 30, 2016.

	Estimated Range For The Three Months Ended September 30, 2016
	Sep. 30, 2016 (Estimated Low)	Sep. 30, 2016 (Estimated High)
	(unaudited) (in thousands)
Reconciliation of Adjusted EBITDA to net income:
Net Income	$9,500	$11,500
Interest expense, net	29,000	29,000
Other expense, net	—	—
Income tax expense	3,000	3,000
Depreciation	6,000	6,000
Amortization	28,000	28,000
Stock-based compensation expense	1,500	1,500
Adjusted EBITDA(1)	$77,000	$79,000

(1)
Net income and therefore Adjusted EBITDA for the three months ended September 30, 2016 is expected to include $2.0 million of non-operating costs such as litigation, other one-time legal and tax services and business optimization consulting expenses.

For the three months ended September 30, 2016, the Company expects to incur $375,000 of expenses pursuant to our sponsor management agreement and $300,000 of employee severance costs and content impairment costs and other items that are not related to the core operations of the Company.

During these discussions, the Company expects to disclose to participants that Financing Adjusted EBITDA for the years ended December 31, 2014 and 2015 were $230 million and $266 million, respectively. Pursuant to our historical sponsor monitoring agreement, we paid an annual advisory fee in the aggregate amount of $1.5 million in each of the years ended December 31, 2014 and 2015. In addition, other expenses such as employee severance costs and content impairment costs and other items that are not related to the core operations of the Company were $1.4 million and $1.1 million for the years ended December 31, 2014 and 2015, respectively.

The information in this Current Report on Form 8-K shall be deemed “furnished,” not “filed,” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements
This Current Report on Form 8-K contains projections for the three months ended September 30, 2016 (the “9/30 data”), which are based on our estimates and currently available information, and are subject to revision as a result of, among other things, the completion of the third quarter and the completion of our financial statements for such period. Our actual results may be materially different from our projections, which should not be regarded as a representation by us or our management as to our actual results for the three months ended September 30, 2016. You should not place undue reliance on these projections. In addition, the 9/30 data is not necessarily indicative of our results for the full fiscal year or any future period. We do not intend to update or otherwise revise the 9/30 data to reflect future events and do not intend to disclose whether our actual results will vary from our projections. The assumptions and estimates underlying the 9/30 data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties.

This Current Report on Form 8-K contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those anticipated in these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “appears,” “will,” “may,” “designed,” “expect,” “intend,” “focus,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “should,” “would,” “could,” “continue,” “work,” “potentially,” “project,” “plan” or the negative of these terms or other comparable terminology. These statements include statements describing the Company’s future earnings, growth and financial and operating performance, and its opportunities and prospects for growth, including growth in revenues and Adjusted EBITDA and other non-GAAP measures. These forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond the Company’s control. In particular, such risks and uncertainties include statements about:

•	the timing and magnitude of subscriptions and other revenues and expenses through the end of the third quarter of 2016 and the timing of recognition of revenues and expenses for accounting purposes;

•	our future financial performance, including our revenues, cost of revenues and operating expenses, and our ability to sustain profitability and achieve long-term growth;

•	our ability to generate additional revenues on a cost-effective basis;

•	our ability to attract and retain customers;

•	the size of our total addressable market;

•	our high degree of leverage and our ability to service our debt;

•	our ability or our parent’s ability to take on additional debt;

•	risks related to the 11% senior notes due 2020 issued by Ancestry.com Inc. and to high-yield debt securities generally;

•	the potential impact of debt covenant restrictions on our flexibility in operating our business;

•	our ability to monetize and to create a meaningful mobile experience for our customers;

•	our ability to develop new services or technologies that will appeal to our customers and drive growth in our business;

•	our competitive position;

•	our pricing and subscription package mix;

•	our ability to protect users’ data and privacy concerns and to comply with privacy and security standards and laws, including data related to AncestryDNA and health services;

•	our ability to attract and retain highly qualified personnel;

•	our ability to acquire content and make it available online;

•	our continued investment in and expansion of our international operations, including our international expansion of AncestryDNA;

•	our ability to manage costs and control margins and trends;

•	the impact of current and potential legislation and regulatory changes on privacy, subscription renewal, DNA or other aspects of our business;

•	our liquidity and working capital requirements and the availability of cash and credit;

•	our ability to acquire and integrate new businesses; and

•	the impact of claims or litigation.
Information concerning additional factors that could cause events or results to differ materially from those projected in the forward-looking statements is contained under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended June 30, 2016 filed with the Securities and Exchange Commission, and in discussions in other of our Securities and Exchange Commission filings.

These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company does not undertake and specifically declines any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or developments, changed circumstances or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM LLC
(Registrant)

Date: September 26, 2016	By:	/s/ Carla Newell
Carla Newell
Chief Legal Officer